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                                                                    EXHIBIT 23.1


               Consent of Independent Certified Public Accountants










We hereby consent to the incorporation by reference in this annual report on Form 10-KSB for the year ended December 31, 1999, of our reports dated February 18, 2000 relating to the financial statements and schedule of StupidPC, Inc. appearing in the Registration Statement No. 333-87353 on Form SB-2, as amended, dated January 28, 2000 of StupidPC, Inc.


/s/ Grant Thornton LLP

Atlanta, Georgia
February 18, 2000


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